EXHIBIT 99.2

EXHIBIT 99.2

BancorpSouth, Inc.

Financial Information As of September 30, 2011

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, the use of non-GAAP financial measures, results of operations, and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital on favorable terms if and when needed, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, the impact of recent legislation on service charges on core deposit accounts, the susceptibility of the Company’s business to local economic conditions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding.

2

Non-GAAP Financial Disclaimer

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States (“GAAP’). Management uses these “non-GAAP” financial measures in its analysis of the Company’s capital and performance. Management believes that tangible book value per share is important to investors who are interested in changes from period to period in book value per share exclusive of changes in tangible assets. Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to the provision for credit losses. Management believes that earnings per share, excluding impact of MSR valuation adjustment, is important to investors because it shows earnings trends without giving effect to MSR valuation adjustments and related tax benefits.

You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.

Financial Overview

Net income of $11.9 million, or $0.14 per diluted share

Generated $51 million of pre-tax, pre-provision earnings (excluding

MSR Impairment)

Net interest margin remained stable at 3.66%

Provision for credit losses decreased $7.1 million, or 22%

Mortgage production increased to $375 million, although a negative

MSR market valuation adjustment reduced mortgage revenue by $11.7 million

At and for the three months ended September 30, 2011

Credit Quality

NPLs decreased $17 million, or 4.5%, from the previous quarter 48% of non-accrual loans were paying as agreed Net charge-offs declined $9.9 million, or 30%, from the previous quarter

Sales of OREO properties during the quarter totaled $13.1 million, resulting in no material net gain/loss

Write-downs of existing OREO properties totaled $4.4 million, compared to $2.3 million in the second quarter of 2011

At and for the three months ended September 30, 2011

Other Highlights

Capital levels improved:

9/30/11 6/30/11 9/30/10

Equity/Assets 9.60% 9.33% 9.10%

TIER I Leverage Capital 8.66% 8.22% 8.26%

Total Capital 12.62% 12.08% 11.82%

TBV Per Share $11.71 $11.46 $11.32

Completed the closure of 22 branches as a part of the previously announced branch optimization project. Non-interest expense included a one-time charge of $3.1 million associated with these closures

Entered the final phase of the wind-down of our Century Credit Life subsidiary, and recorded $2.0 million in gains from the sale of that subsidiary’s non-bank qualified, tax-exempt securities portfolio

At and for the three months ended September 30, 2011

Recent Operating Results

Three Months Ended, Q3’11 vs.

9/30/11 6/30/11 9/30/10 Q3’10

Net interest revenue $108.1 $109.9 $109.7 (1.5) %

Provision for credit losses 25.1 32.2 54.9 (54.2)

Noninterest revenue 62.1 75.1 69.8 (11.0)

Noninterest expense 130.7 137.1 123.1 6.2

Income before income taxes 14.3 15.7 1.5

Income tax provision (benefit) 2.4 2.9 (9.8)

Net income $11.9 $12.8 $11.3

Net income per share: diluted $0.14 $0.15 $0.13

September 2011 and 2010 numbers reflect $2.1 million and $2.3 million of net securities gains, respectively. June 2011 numbers reflect $10.0 million of net securities gains as well as a $9.8 million pre-payment penalty related to repaying $75.0 million of FHLB borrowings.

Dollars in millions, except per share data

Noninterest Revenue

Three Months Ended,

09/30/11 06/30/11 09/30/10

NONINTEREST REVENUE:

Mortgage origination and servicing $10,233 $5,842 $13,507

MSR valuation adjustment (11,676) (3,839) (4,609)

Credit card, debit card and merchant fe 12,981 11,263 9,569

Service charges 17,334 16,556 18,621

Trust income 2,854 2,850 2,783

Security gains (losses), net 2,047 10,045 2,327

Insurance commissions 22,012 22,941 20,825

Other 6,270 9,486 6,729

Total noninterest revenue $62,055 $75,144 $69,752

Dollars in thousands

Change in Loan Portfolio

% Change

Three Months Ended Linked YOY

9/30/11 6/30/11 9/30/10 Q3’11 vs. Q2’11 Q3’11 vs. Q3’10

Commercial and industrial $ 1,503 $ 1,527 $ 1,438 (1.6%) 4.5%

Real estate:

Consumer mortgages 1,966 1,971 1,972 (0.3%) (0.3%)

Home equity 523 532 552 (1.7%) (5.3%)

Agricultural 250 255 262 (2.1%) (4.6%)

Commercial and industrial-owner occupied 1,330 1,367 1,375 (2.7%) (3.3%)

Construction, acquisition and development 977 1,061 1,336 (7.9%) (26.9%)

Commercial 1,772 1,765 1,811 0.4% (2.1%)

Credit Cards 103 102 103 1.0% 0.3%

Other 632 635 665 (0.5%) (5.0%)

Total $ 9,056 $ 9,215 $ 9,515 (1.7%) (4.8%)

Dollars in millions

Loan balances shown net of unearned income

NPLs

NPL as a Percent

Outstanding NPL of Outstanding

Commercial and industrial $1,503 $14.2 0.9%

Real estate:

Consumer mortgages 1,966 50.3 2.6%

Home equity 523 2.8 0.5%

Agricultural 250 7.1 2.9%

Commercial and industrial-owner occupied 1,330 34.2 2.6%

Construction, acquisition and development 977 174.0 17.8%

Commercial 1,772 66.3 3.7%

Credit cards 103 3.4 3.3%

All other 632 10.3 1.6%

Total loans $9,056 $362.8 4.0%

Dollars in millions

Net loans and leases as of September 30, 2011

Real Estate Construction, Acquisition and Development

NPL as a Percent of

Outstanding NPL Outstanding

Multi-Family Construction $10 $0.0 0.0%

1-4 Family Construction 181 18.5 10.2

Recreation and All Other Loans 61 0.7 1.2

Commercial Construction 141 10.2 7.2

Commercial Acquisition and Development 207 33.3 16.1

Residential Acquisition and Development 377 111.4 29.6

Real Estate Construction, Acquisition

and Development $977 $174.0 17.8%

Loans Outstanding

$500 $400 $300 $200 $100 $0

Multi-Family Construction

1-4 Family

Construction

Recreation & All Other Loans

Commercial Construction

Commercial A & D

Residential A & D

As of September 30, 2011

Dollars in millions

Residential Acquisition and Development

$600 $525 $450 $375 $300

9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

$523

$456 $420 $393 $377

28% Total Decline

Dollars in millions

Newly Identified Non-Accrual Loans

$180 $160 $140 $120 $100 $80 $60 $40 $20 $0

9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

$166M

$131M

$111M

$74M $60M $61M $52M $50M $54M $48M

Newly Identified Non-Accrual Loans Loans 30-89 PD, Still Accruing

Based on period end balances

Dollars in millions

Non-Accrual Loans

48% of non-accrual loans were paying as agreed as of September 30, 2011

$400

$300

$200

$100

42% 36% 37% 47% 48%

$0

9/30/10 12/31/10 3/31/10 6/30/11 9/30/11

Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns

Based on period end balances

Dollars in millions

“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Net Charge-offs

Q3 - 2011 Q2 - 2011 Q3 - 2010

Commercial and industrial $947 $4,967 $2,504

Real estate:

Consumer mortgages 1,859 1,409 3,255

Home equity 1,661 1,345 1,769

Agricultural 2,345 328 25

Commercial and industrial-owner occupied 4,123 3,207 1,077

Construction, acquisition and development 6,774 15,290 37,854

Commercial 4,167 1,205 2,789

Credit cards 619 486 729

All other 558 4,709 511

Total Net Charge-Offs $23,053 $32,946 $50,513

Dollars in thousands

Net Charge-offs are Improving

% Avg. Loans

$60 3.0%

$51 $51 $52

$50 2.5%

$40 2.0%

$33

$30 1.5%

$23

$20 1.0%

$10 0.5%

$0 0.0%

9/30/10 12/31/10 3/31/11 6/30/11 9/30/11

Net Charge-Offs Net Charge-offs / Average loans

Dollars in millions

Loan Impairment Analysis

89% of non-accrual loans are impaired and are carried at 70% of UPB

Total

Unpaid principal balance of impaired loans $342.8

Cumulative charge-offs on impaired loans (62.9)

Allowance for impaired loans (38.7)

Net book value of impaired loans $241.2

Net book value / UPB 70%

As of September 30, 2011

Dollars in millions

Other Real Estate Owned

OREO is carried at 56% of aggregate loan balances at time of foreclosure

Total

Unpaid principal balance at time of foreclosure $288.9

Cumulative charge-offs and writedowns of OREO (126.2)

Current book value of OREO $162.7

Current book value / UPB 56%

As of September 30, 2011

Dollars in millions

Appendix

Non-GAAP Financial Reconciliation

Tangible Book Value Per Share As of As of As of

9/30/2010 6/30/2011 9/30/2011

(Dollars in Thousands)

Shareholders’ Equity —> A $1,235,705 $1,246,703 $1,266,753

Assets —> B 13,583,016 13,367,050 13,198,518

Intangibles —> C 290,670 289,546 288,723

Tangible Shareholders’ Equity —> D=A-C 945,034 957,157 978,030

Common Shares Outstanding — > E 83,482 83,489 83,489

Tangible Book Value Per Share — > F=D/E 11.32 11.46 11.71

Pre-Tax, Pre-Provision Earnings Reconciliation

Q3-11

(Dollars in Thousands)

Net Interest Income Before Provision —> A $108,075

Noninterest Income —> B 62,055

Noninterest Expense —> C 130,698

Pre-Tax Pre-Provision Earnings —> D=A+B-C 39,432

MSR Valuation Adjustment —> E (11,676)

Pre-Tax Pre-Provision Earnings (Excluding MSR Adjustment) —> F=D-E 51,108

Earnings Per Share, Excluding Impact of MSR Valuation Adjustment

Q3-11

(Dollars in Thousands Except Per Share Amounts)

Net Income —> A $11,934

MSR Valuation Adjustment —> B (11,676)

Tax Benefit Related to MSR Valuation Adjustment —> C 4,442

Net Income Excluding MSR Valuation Adjustment —> D=A-B-C 19,168

Average Shares Outstanding - Diluted —> E 83,489

Diluted Earnings Per Share Excluding MSR Valuation Adjustment —> F=D/E 0.23